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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                               DANAHER CORPORATION
               (Exact name of registrant as specified in charter)

---------------------------------------- -------------------------------------- --------------------------------------
               Delaware                                001-08089                             59-1995548
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
---------------------------------------- -------------------------------------- --------------------------------------

                         2099 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20006-1813
              (Address of Principal Executive Offices and Zip Code)


                                 (202) 828-0850
              (Registrant's telephone Number, including area code)


                                 Not applicable

          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits - The following exhibits are provided as part of the information furnished under Item 9 of this Current Report on Form 8-K:

Exhibit No.            Description
-----------            -----------
99.1                   Statement Under Oath of Principal Executive Officer.

99.2                   Statement Under Oath of Principal Financial Officer

ITEM 9.  REGULATION FD DISCLOSURE.

         Pursuant to Order No. 4-460 of the Securities and Exchange Commission, the Chief Executive Officer and the Chief Financial Officer of Danaher Corporation each signed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. Copies of these statements are furnished herewith as Exhibits 99.1 and 99.2 and are incorporated by reference herein.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DANAHER CORPORATION



                                 By: /s/ Patrick W. Allender
                                     ---------------------------------------
                                     Name:   Patrick W. Allender
                                     Title:  Executive Vice President, Chief
                                             Financial Officer and Secretary

Dated:   August 14, 2002


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                                  Exhibit Index
                                  -------------
Exhibit No.   Description
-----------   -----------
99.1          Statement Under Oath of Principal Executive Officer.

99.2          Statement Under Oath of Principal Financial Officer